SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: July 30, 2003
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cambridge Center, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE DATED JULY 30, 2003

Item 12. Disclosure of Results of Operations and Financial Condition

     On July 30, 2003, Akamai Technologies, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2003	AKAMAI TECHNOLOGIES, INC.

	By:	/s/ Robert Cobuzzi

Robert Cobuzzi, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 30, 2003